Exhibit 99.1

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the Quarterly report of Broadleaf Capital Partners, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2003,as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Braner, acting in the capacity as the Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Robert A. Braner
-----------------------------
     Robert A. Braner
     Interim Chief Executive Officer
     November 25, 2003